SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 12, 2003

DRESSER, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-60778	75-2795365
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15455 Dallas Parkway, Suite 1100

Addison, Texas 75001

(Address of principal executive offices) (zip code)

(972) 361-9800

(Registrant’s Telephone Number, Including Area Code)

Item 12. Results of Operations and Financial Condition.

On December 12, Dresser, Inc. (the “Company”) issued a press release that announced the completion of its outstanding filings with the Securities and Exchange Commission. The Company also announced that in completing the filings the Company recorded several changes to the unaudited draft figures previously furnished on Form 8-K on November 18, 2003. The Company is furnishing a copy of the press release as Exhibit 99.1 hereto and hereby incorporates it to this Item by reference.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRESSER, INC.

Date:	December 12, 2003	By:	/s/ Patrick M. Murray
Patrick M. Murray
Chief Executive Officer

		By:	/s/ James A. Nattier
James A. Nattier
Executive Vice President and
Chief Financial Officer

		By:	/s/ Thomas J. Kanuk
Thomas J. Kanuk
Corporate Controller and
Chief Accounting Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release

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